[J.P. Morgan letterhead]

Date: 03-Apr-2015

TO: INTEGRYS ENERGY GROUP, INC.
ATTN: TYLER LENZ

Re: INTEGRYS ENERGY GROUP 465MM 05/2014, REVOLVER
Description: Unscheduled Commitment Decrease

BORROWER: INTEGRYS ENERGY GROUP, INC.
DEAL NAME: INTEGRYS ENERGY GROUP 465MM 05/2014 REVOLVER

COMMITMENT DECREASE
Effective 02-Apr-2015, the commitment for INTEGRYS ENERGY GROUP, INC will be reduced from USD 465,000,000.00 to USD 265,000,000.00.

Deal CUSIP: 45823QAN2
Facility CUSIP: 45823QAP7

If you have any questions, please call the undersigned.

************************************COMMENT*********************************************************

Decreasing Integrys Energy Group's Revolving Credit Facility - Global Decrease of $200MM (from $465MM to $265MM). Pursuant to Section 2.6(a) of the Credit Agreement.
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Thanks and regards,

APRIL YEBD
Telephone #: 312-732-2628
Fax #: 312-385-7096